UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 15, 2012

Altair Nanotechnologies Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12497	33-1084375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

204 Edison Way Reno, NV		89502
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code:
(775) 856-2500

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.03   Material Modification to Rights of Security Holders.

Effective May 15, 2012, Altair Nanotechnologies, Inc. (the "Company") changed its jurisdiction of incorporation from Canada to the State of Delaware by means of a domestication (the “Domestication”) under Section 188 of the Canada Business Corporations Act and Section 388 of the Delaware General Corporation Law.

The rights of holders of the Company’s common stock are now governed by its Delaware certificate of incorporation, its Delaware by-laws and the Delaware General Corporation Law, each of which is described in the Company's final prospectus supplement dated January 20, 2012 relating to the Domestication, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) on January 20, 2012 (the “Final Prospectus”). The Final Prospectus is part of the Company’s registration statement on Form S-4, File No. 333-178729. The sections of the Final Prospectus entitled “Comparison of Shareholder Rights" and "Proposed Certificate of Incorporation and Bylaws of Altair Delaware" are hereby incorporated by reference into this Item 3.03 and Exhibit 99.1 to this Current Report on Form 8-K. The Delaware certificate of incorporation and the Delaware by-laws are filed as Exhibits 3.1 and 3.2 to this Current Report on 8-K, respectively, and are hereby incorporated by reference into this Item 3.03. The description of the certificate of incorporation and by-laws referenced above is a summary and does not purport to be a complete description of those documents and is qualified in its entirety by reference to the copies of those documents filed as exhibits hereto.

The Company’s common stock continues to be listed for trading on The NASDAQ Capital Market under the symbol "ALTI".

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 above is hereby incorporated by reference into this Item 5.03.

Item 8.01  Other Events.

In the Domestication, each of the Company’s outstanding shares remains outstanding as a share of common stock governed by the Delaware General Corporation Law.  The number of outstanding shares of the Company’s common stock is not affected by the Domestication. Rights to acquire the Company's common stock remain outstanding.

It is not necessary for stockholders to exchange their existing Company share certificates for new stock certificates of the Company. Until surrendered and exchanged, each certificate evidencing the Company’s shares will be deemed for all purposes of the Company to evidence the identical number of shares of the Company’s common stock. Holders of uncertificated shares of the Company immediately prior to the Domestication continue as holders of uncertificated common stock of the Company upon effectiveness of the Domestication.

The business, assets and liabilities of the Company and its subsidiaries on a consolidated basis, as well as its principal locations and fiscal year, are the same immediately after the Domestication as they were immediately prior to the Domestication. In addition, the directors and executive officers of the Company immediately after the Domestication were the same individuals who were directors and executive officers, respectively, of the Company immediately prior to the Domestication.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), the shares of common stock of the Company are deemed to be registered under Section 12(b) of the Exchange Act.

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Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

No.	Description
3.1	Certificate of Incorporation of Altair Nanotechnologies Inc.

3.2	By-laws of Altair Nanotechnologies Inc.

4.1	Form of Stock Certificate

99.1
“Comparison of Shareholder Rights" and "Proposed Certificate of Incorporation and Bylaws of Altair Delaware" incorporated by reference to the sections so entitled in the Company’s Final Prospectus dated January 20, 2012 (filed pursuant to Rule 424(b)(3) to its Registration Statement on Form S-4 (Registration No. 333-178729))

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: May 15, 2012	By:	/s/ Stephen Huang
Stephen Huang, Chief Financial Officer

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